UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – February 12, 2024

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive	Northville,	Michigan	48168
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Preferred Stock Purchase Rights	-	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2024, Cooper-Standard Holdings Inc. (the "Company") announced the appointment of Alison Nudd, as Vice President, Chief Accounting Officer, effective as of March 1, 2024.

Ms. Nudd, 53, has served as the Company’s Vice President, Global Internal Audit and Compliance since August 1, 2022. In this role, she provided leadership, strategy and planning for the Company’s global internal audit and compliance activities, including the Company’s Sarbanes-Oxley program and enterprise risk management efforts. Before that, from August 24, 2020 to August 1, 2022, Ms. Nudd served as the Company’s Senior Director, Financial Reporting where she led corporate accounting and consolidations, external reporting, and technical accounting. Prior to joining the Company in 2020, Ms. Nudd held roles of increasing responsibility at Owens Corning in Toledo, Ohio from 2014 to 2020. She most recently served at Owens Corning as Global FP&A Director for its insulation business, where she was responsible for all aspects of financial planning and analysis.

In connection with Ms. Nudd’s appointment, the Compensation Committee approved the following compensation actions for Ms. Nudd: (i) an annualized base salary increase from $265,000 to $312,000; (ii) an Annual Incentive Award 2024 target increase from 35% of base salary to 40% of base salary; and (iii) a long-term incentive target increase for the 2024-2026 period from $120,000 to $140,000. There is no family relationship between Ms. Nudd and any director or executive officer of the Company, and there are no arrangements or understandings with the Company, or any other persons, under which Ms. Nudd was elected to serve as an officer of the Company. Ms. Nudd has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 12, 2024, the Company issued a press release to announce the appointment of Ms. Nudd as Vice President, Chief Accounting Officer. The full text of the press release is furnished as Exhibit 99 hereto and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:
    Exhibit 99        Press release dated February 12, 2024.
    Exhibit 104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cooper-Standard Holdings Inc.

/S/ MARYANN PETERSON KANARY
Name:	MaryAnn Peterson Kanary
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: February 12, 2024